Exhibit 10.01

Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.)

Partnership Agreement

Date: June, 2020

REPRESENTATIONS AND COMMITMENTS

The Fund Manager hereby makes the following representations and commitments:

The Fund Manager of this Private Fund warrants that, before raising capital, the Fund Manager has been registered as a private fund manager numbered  P1003853 with the Asset Management Association of China (AMAC).

The Fund Manager of this Private Fund further represents to Investors that the registration and record-filing handled by the AMAC for the Fund Manager and the Private Fund do not constitute an recognition of the Fund Manager’s investment capabilities and ongoing compliance or a guarantee for the assets safety of the Fund.

The Fund Manager of this Private Fund warrants that, before signing this Agreement, the Fund Manager has disclosed the relevant risks and understood the risk preferences, risk cognition capabilities, and risk tolerability of the Investors of the Private Fund. The Fund Manager undertakes to manage and use the assets of the Fund in accordance with the principles of conscientiousness, good faith, prudence, and diligence, without making any promise on the profitability or minimum income of the business of the Fund.

Representations and commitments of the Investors:

Each LP under this Agreement, that is, each Investor of the Partnership Enterprise, hereby makes the following warranties and commitments:

This Investor is a qualified investor in compliance with the Interim Measures for the Supervision and Administration of Private Investment Funds; the source and use of the assets invested in the Partnership Enterprise comply with the relevant regulations of the State and the relevant anti-money laundering laws and regulations; this Investor is fully and legally authorized to entrust the Fund Manager to manage the assets investment of the Fund; this Investor has fully understood the terms and conditions of this Agreement, the relevant rights and obligations, the relevant laws and regulations, and the risk and income characteristics of the Fund in which this Investor invests, and is willing to bear the corresponding investment risks; the money used for investment excludes non-self-owned money such as the money illegally pooled from others, loans, or money raised by issuing bonds; and this Investor performs no unreasonable tunneling, connected transactions, or money laundering.

This Investor undertakes that the basic information provided by the Investor to the Fund Manager with respect to the investment purpose, investment preferences, investment restrictions, property and income status, and risk tolerability is true, complete, accurate, and legal, without any major omissions or misleading information, and undertakes to timely notify the Fund Manager of any change in such information in writing.

This Investor undertakes that the investment made hereunder is to purchase the Private Fund for itself rather than for the purpose of illegal split-off and transfer.

Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.)

Partnership Agreement

This Partnership Agreement (hereinafter referred to as “this Agreement”) is executed as of June 9, 2020 by and between the General Partner (“GP”) and the Limited Partners (“LP”) set out in Appendix I hereto.

The GP and the LPs are collectively referred to as “Parties” or “Partners”.

WHEREAS:

(A)  In accordance with the Partnership Enterprise Law of the People’s Republic of China (including any revisions, supplements or other amendments thereof, hereinafter referred to as the “Partnership Enterprise Law”) and other relevant laws and regulations of the PRC, the Parties intend to jointly finance and establish Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.) to pursue investment business.

(B)  NOW, THEREFORE, the Parties hereby enter into this Agreement in accordance with the General Principles of the Civil Law of the People’s Republic of China, the Contract Law of the People’s Republic of China (“Contract Law”), the Securities Investment Fund Law of the People’s Republic of China, the Interim Measures for the Administration of Startup Investment Enterprises, the Interim Measures for the Supervision and Administration of Private Investment Funds, the Measures for the Registration of Private Investment Fund Manager and the Record-filing of Funds (for Trial Implementation), the Measures for the Administration of Fundraising Activities of Private Investment Fund (“Measures for the Administration of Fundraising Activities”), the Private Investment Fund Contract Guidelines No.3 (Guidelines on Essential Clauses of Partnership Agreements), the Measures for the Administration of Information Disclosure of Private Investment Funds, and other relevant laws and regulations.

1. Basic Information

1.1 Establishment of the Partnership Enterprise

1.1.1 Each Partner agrees to become a partner of the Partnership Enterprise in accordance with the Partnership Enterprise Law and the terms and conditions of this Agreement. Each Partner further agrees and undertakes to sign all the required documents, provide all the required information, and assist in going through all required private fund record-filing procedures to achieve the objectives of this Partnership Agreement.

1.2 Name and principal place of business

1.2.1 The name of the Partnership Enterprise is Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.).

1.2.2 The principal place of business of the Partnership Enterprise is Suite 302, Building 10, No. 89, Changcheng Road, Chengyang District, Qingdao City, Shandong Province.

1.3 Business scope

1.3.1 The business scope of the Partnership Enterprise is: using self-owned money to perform equity investment, asset management, investment management, equity investment management, venture capital investment, venture capital management (excluding financial services such as taking deposits from the public, financing guarantees, and wealth management unless otherwise approved by the financial regulatory authority); economic information consulting (not including services related to finance, securities, futures, wealth management, fundraising, financing, and the like).

1.4 Partnership duration

1.4.1 The duration of existence of the Partnership Enterprise is from the date of establishment of the Partnership Enterprise to the fifth (5th) anniversary of the Closing Date (“Partnership Duration”).

1.4.2 The day on which the business license of the Partnership Enterprise is firstly issued is the date of establishment of the Partnership Enterprise. If the business license specifies a date of establishment, the specified date of establishment shall prevail.

1.4.3 Depending on the business needs of the Partnership Enterprise, the Partnership Duration of the Partnership Enterprise may be extended or the Partnership Enterprise may be earlier dissolved with a unanimous consent of all Partners.

2. Partners and Contributions

2.1 Partners

2.1.1 The GP of the Partnership Enterprise is China Fortune-Tech Capital Co., Ltd..

2.1.2 The information such as the name, domicile, and subscribed capital contribution of each LP of the Partnership Enterprise is set out in Appendix I hereto. If there is any change in such information, the relevant LP shall notify the Partnership Enterprise and the Executive Partner in time. The Executive Partner shall update Appendix I at any time after receiving such notice.

2.2 Contribution method

All Partners shall make contributions in cash in RMB.

2.3 Subscribed capital contribution

2.3.1 As of the signing date of this Agreement, the total amount of subscribed capital contributions made by all Partners to the Partnership Enterprise is RMB 2,305,000,000 (say RMB two billion three hundred and five million yuan only). The amount of capital contribution subscribed by each Partner is set out in Appendix I.

2.4 Payment of the capital contribution of each Partner

2.4.1 All Partners of the Partnership Enterprise shall pay their subscribed capital contributions to the Partnership Enterprise in accordance with the call notice issued by the Executive Partner (“Call Notice”) and in accordance with the payment deadline and the payable amount of capital contributions specified in the Call Notice. The GP may send the Call Notice to the LPs at one or two attempts according to the progress of the record-filing of the Fund handled by the Partnership Enterprise and the needs of payment to the Investment Project. The deadline for the payment of the capital contribution specified in the Call Notice for the first tranche of the capital contribution is a closing date (“Closing Date”).

2.5 Overdue payment of capital contributions

2.5.1 If any Partner fails to fulfill the capital contribution payment obligations before the Closing Date, the Executive Partner has the right to determine that the Partner is the breaching Partner and to remove the breaching Partner.

2.5.2 After deciding to remove the breaching Partner, the Executive Partner has the right to take the following measures against the breaching Partner:

(1) The breaching Partner is deprived of the right to make capital contribution payments as a Partner, and the amount of capital contribution subscribed by the breaching Partner is reduced accordingly. The breaching Partner loses the right to vote on all matters that are subject to consent of the LPs under this Agreement, and the amount of capital contribution subscribed by the breaching Partner shall not be counted in the voting base;

(2) The Executive Partner has the right to: 1) reject the overdue capital contribution payments from the breaching Partner; or 2) apportion the unpaid subscribed capital contribution of the breaching Partner among the observant Partners in proportion to the paid-in capital contribution percentage of each observant Partner; or 3) allow the Partnership Enterprise to admit a new Partner to take over the fulfillment of the capital contribution commitment of the breaching Partner; or 4) reduce the total amount of subscribed capital contributions of the Partnership Enterprise accordingly.

2.6 Sources of capital contributions

2.6.1 Each Partner warrants that any amount of capital contribution paid by it to the Partnership Enterprise originates from its self-owned money and from legitimate sources in compliance with financial regulatory regulations and policies. In case of breaching this warranty, all liabilities arising therefrom shall be borne by the Partner who breaches this warranty.

2.6.2 Neither Partner may set up any pledge, guarantee, or other third-parties’ encumbrance on its share of capital contribution to the Partnership Enterprise or on other limited partnership interests.

3. Rights and Obligations of the Partners

3.1 GP

3.1.1 Unlimited liability

The GP shall bear unlimited liability for the debts of the Partnership Enterprise.

3.1.2 Property rights of the GP

Unless otherwise specified herein, the GP shall have the same rights as the LPs on the capital contributions subscribed by the GP.

3.1.3 Powers and authorities of the GP

The Parties unanimously agree that the GP has the right to exercise the following related rights specified in the Partnership Enterprise Law and this Agreement, including but not limited to:

(1) making decisions on investment and divestment matters of the Partner Enterprise in accordance with the investment scope specified in the Partnership Agreement except for the matters otherwise agreed on between all Partners;

(2) approving the transfer of limited partnership interests from an LP;

(3) determining the Partners’ entry into and withdrawal from the Partnership Enterprise, and the increase or decrease in the total amount of subscribed capital contributions to the Partnership Enterprise caused by the entry into and the withdrawal;

(4) increasing or decreasing a Partner’s capital contributions to the Partnership Enterprise;

(5) deciding to remove an LP in accordance with laws and regulations and this Agreement;

(6) formulating and implementing an income distribution plan of the Partnership Enterprise in accordance with this Agreement;

(7) formulating a non-cash distribution plan for the Investment Project in accordance with this Agreement;

(8) in accordance with this Agreement, requiring an LP to pay subscribed capital contributions or perform other obligations, for example, requiring a breaching Partner to pay a default fine, late fees, or the like;

(9) exercising the management powers and authorities under Section 4.1.4 of this Partnership Agreement in its capacity as the Executive Partner; and

(10) performing other matters that are subject to decision of the GP in accordance with this Agreement.

4. Executive Partner

4.1 Qualifications and election procedure of Executive Partner

4.1.1 By signing this Agreement, all Partners unanimously agree to appoint the GP, that is, China Fortune-Tech Capital Co., Ltd., as the Executive Partner of the Partnership Enterprise.

4.1.2 The Executive Partner may, at its own discretion, decide to replace its delegated representative, provided that the replacement is notified to all Partners in writing and the corresponding enterprise change registration procedures are handled after the replacement.

4.1.3 All acts taken by the Executive Partner and the delegated representative thereof for implementing the partnership affairs shall be binding on the Partnership Enterprise.

4.1.4 Subject to the needs in the Investment Projects and the daily operation affairs of the Partnership Enterprise, the management powers and authorities of the Executive Partner include but are not limited to:

(1) convening and presiding over a Partners’ meeting;

(2) formulating and implementing investment and divestment plans of the Partnership Enterprise in accordance with this Agreement;

(3) formulating and implementing an income distribution plan of the Partnership Enterprise in accordance with this Agreement;

(4) reporting on the implementation status of partnership affairs in accordance with the requirements of the LPs;

(5) handling the registration of the Partnership Enterprise at the relevant government departments such as the industrial and commercial registrar;

(6) handling the taxation of the Partnership Enterprise in accordance with the taxation regulations of the State;

(7) keeping the seals, stamps, licenses, and other items necessary for business operations of the Partnership Enterprise;

(8) entering into contracts, agreements, and other covenants on behalf of the Partnership Enterprise;

(9) managing and maintaining the assets of the Partnership Enterprise;

(10) opening, maintaining, and revoking a bank account or securities account of the Partnership Enterprise;

(11) determining an independent audit agency of the Partnership Enterprise;

(12) deciding to initiate or respond to litigation (arbitration) in the interests of the Partnership Enterprise, and making compromises and settlements with the counterparty to the dispute;

(13) taking other actions required for achieving the partnership objectives and safeguarding or seeking the legal rights and interests of the Partnership Enterprise; and

(14) handling other matters to be duly performed by the Executive Partner in accordance with laws and regulations or this Agreement.

4.2 Liability limitation

4.2.1 The GP, the Manager, the Executive Partner, and the affiliates thereof shall not be required to refund the capital contribution money of any LP, and shall not promise safety of investment principal or a back stop of the return on investment for the LPs. The recouping of investment principal and return on investment of all LPs shall originate from the available assets of the Partnership Enterprise.

4.2.2  The GP, the Executive Partner, the Manager, and the officers thereof shall not be held liable for any losses caused by their acts to the Partnership Enterprise or any LP, except for the losses arising from their wilful misconduct or gross negligence.

4.3 Disclaimer

4.3.1 All Partners agree that the Partnership Enterprise shall hold harmless the GP, the Executive Partner, the Manager, the employees thereof, the agents and advisors and other persons recruited by the GP, the Executive Partner, and the Manager against all liabilities and obligations arising from fulfilling their duties for the GP or the Partnership Enterprise and for handling the matters delegated by the Partnership Enterprise. The Partnership Enterprise shall hold harmless the GP, the Executive Partner, the Manager, and the foregoing persons against any claim, litigation, arbitration, investigation, or other legal proceedings arising from performance of their duties or handling of delegated matters, and shall indemnify such persons for all losses and expenses thereby incurred, unless any evidence shows that such losses, expenses, and related legal proceedings are caused by wilful misconduct or gross negligence of such persons.

4.4 Rights and obligations of the LPs

4.4.1 The exercise of the rights of an LP by the LP under the Partnership Enterprise Law and this Agreement shall not be deemed to constitute a practice that the LP participates in managing or controlling the investment business or other activities of the Partnership Enterprise, and shall not thereby make the LP be deemed as a general partner who is jointly and severally liable for the debts of the Partnership Enterprise according to law or other regulations. For the avoidance of doubt, the exercise of the rights includes:

(1) enjoying the income distribution of the Partnership Enterprise in accordance with this Agreement;

(2) supervising the partnership affairs implemented by the Executive Partner;

(3) raising rationalization proposals on the operation and management of the Partnership Enterprise;

(4) understanding the operating conditions and financial status of the Partnership Enterprise;

(5) legitimately requesting to convene a partners’ meeting and exercising the corresponding voting rights;

(6) legitimately transferring its interests in the Partnership Enterprise in accordance with this Agreement;

(7) having the right of recourse or bringing a lawsuit against a delinquent Partner in case that the interests in the Partnership Enterprise are infringed;

(8) in case that the Executive Partner is negligent in exercising rights, urging the Executive Partner to exercise rights, or instituting litigation (or arbitration) in its own name for the benefit of the Partnership Enterprise;

(9) in case of liquidating the Partnership Enterprise, participating in distribution of the assets of the Partnership Enterprise net of the relevant taxes and other expenses in accordance with the laws and regulations of the State and the Partnership Agreement;

(10) exercising other rights specified in the laws and regulations and this Agreement.

4.4.2 Obligations of the LPs

(1) Paying the full amount of subscribed capital contributions in time in accordance with this Agreement and the Call Notice issued by the Executive Partner;

(2) Assuming limited liability for the debts of the Partnership Enterprise to the extent of the amount of subscribed capital contributions;

(3) Refraining from participating in partnership affairs and having no right to act on behalf of the Partnership Enterprise;

(4) Refraining from requesting division of the assets of the Partnership Enterprise before liquidation of the Partnership Enterprise;

(5) Keeping confidentiality of partnership affairs, investments, and other related matters in Partnership Enterprises;

(6) Refraining from engaging in any activities potentially to the detriment of the Partnership Enterprise;

(7) Signing relevant documents and providing corresponding collaboration in accordance with laws and regulations, the Partnership Agreement, the Partners’ resolutions, and the GP’s notice; and

(8) Performing other obligations specified in the laws and regulations, and this Agreement.

4.4.3 Limited liability

Each LP is liable for the debts of the Partnership Enterprise to the extent of its subscribed capital contribution.

4.4.4 Commitments and warranties of the LPs

Each LP hereby makes the following commitments and warranties to the GP and other LPs:

(1) The LP is an institution established in accordance with applicable laws and regulations, validly existing, and competent as a qualified investor defined under applicable laws and regulations;

(2) The LP satisfies the qualifications and conditions for participating in the strategic placement of the shares to be listed on the SSE STAR Market;

(3) The LP has the right to sign and perform this Agreement, and its signing and performance of this Agreement will not: (i) violate any laws, court judgments, or arbitral awards that are binding upon it; or (ii) violate any document on which its legal establishment and valid existence are based; or (iii) violate any document or agreement to which it is a party, or any document or agreement binding on it or its assets;

(4) The LP’s signing of this Agreement has been validly resolved on and fully authorized according to its internal procedures, and the person who signs this Agreement on its behalf is a legal and valid representative of the LP;

(5) The LP decides to participate in the establishment of or invest in the Partnership Enterprise at its sole discretion rather than by relying on any representations, warranties, or covenants provided by the GP and different from this Agreement;

(6) The LP holds the interests in the Partnership Enterprise for its own benefit, and such interests are free from entrustment, trust or proxy shareholding, and this will not change during the duration of the Partnership Enterprise without permission of the GP;

(7) The LP has obtained and carefully read the offering documents submitted by the GP to it, and has sufficient investment knowledge and experience to fully understand potential risks imposed on it by participating in the Partnership Enterprise, and voluntarily assumes the the investment risks;

(8) The LP determines, at its sole discretion, to subscribe the capital contribution to the Partnership Enterprise, and its subscription to the capital contribution to the Partnership Enterprise does not depend on legal, investment, or tax opinions or other advice provided by the GP or the Manager;

(9) The LP has carefully read this Agreement and understood the exact meanings of the terms and conditions hereof without any misunderstanding;

(10) The data or information submitted by the LP to the GP regarding its qualifications and legal status is true and accurate, and in case that such data or information changes, the LP will immediately notify the GP;

(11) The LP agrees that this Agreement becomes legally binding on it and enforceable as soon as the Agreement is signed by it; and, unless otherwise specified by laws, the LP has no right to rescind or terminate this Agreement or withdraw its subscribed capital contribution or withdraw any powers that it has conferred under this Agreement.

(12) After undergoing a look-through review until the listed company, the State-owned Assets Supervision and Administration Commission of the State Council (SASAC), or natural persons, its direct or indirect funders at all levels are not a contractual fund, a trust product, an asset management plan, or the like that may frustrate the industrial and commercial registration;

(13) The LP undertakes to comply with the anti-money laundering laws and regulations, such as the Anti-Money Laundering Law of the People’s Republic of China; undertakes that its money invested in the Partnership Enterprise is not originated from illegalities and related earnings, and that it will actively cooperate with the Manager to perform anti-money laundering duties and will not carry out illegal or criminal activities such as money laundering by using the business hereunder.

In case that the LP breaches the foregoing representations or warranties, the Executive Partner has the right to remove the breaching LP. In case that any losses are thereby caused to the Partnership Enterprise and/or other Partners, the breaching LP shall compensate the Partnership Enterprise and/or other Partners.

4.4.5 No LP may implement partnership affairs or act on behalf of the Partnership Enterprise. No LP may sign any document on behalf of the Partnership Enterprise or take any other actions that bind the Partnership Enterprise. However, the following acts of an LP shall not be deemed as implementation of partnership affairs:

(1) participating in deciding on the GP’s entry into and withdrawal from the Partnership Enterprise;

(2) raising proposals on the operation and management of the Partnership Enterprise;

(3) obtaining audited financial accounting reports of the Partnership Enterprise;

(4) accessing the accounting books and other financial data of the Partnership Enterprise concerning its own interests;

(5) having the right of recourse or bringing a lawsuit against a delinquent Partner in case that its interests in the Partnership Enterprise are infringed;

(6) in case that the Executive Partner is negligent in exercising rights, urging the Executive Partner to exercise rights, or instituting litigation (or arbitration) in its own name for the benefit of the Partnership Enterprise;

(7) providing a guarantee for the Partnership Enterprise according to law; and

(8) legitimately requesting to convene a partners’ meeting, attending the partners’ meeting in person or by proxy, and exercising the corresponding voting rights.

5. Partners’ Meeting

5.1 About the partners’ meeting

5.1.1 The partners’ meeting is made up of all Partners. The following matters of the Partnership Enterprise shall be subject to a voting at the partners’ meeting:

(1) modifying this Agreement, except for the modification to be decided by the GP as expressly authorized by this Agreement;

(2) extending the partnership duration of the Partnership Enterprise;

(3) making a significant change in the investment scope of the Partnership Enterprise specified in this Agreement;

(4) changing the GP, the Fund Manager, or the Executive Partner of the Partnership Enterprise;

(5) expenses that need to be borne by the Partnership Enterprise except for those specified in Section 8.1.2 hereof;

(6) a property return plan to be applied in case of a Partner’s withdrawal from the Partnership Enterprise;

(7) removing the GP from the Partnership Enterprise in accordance with this Agreement;

(8) terminating or dissolving the Partnership Enterprise;

(9) other matters that are subject to a resolution at the partners’ meeting as expressly required by relevant laws, administrative regulations, and this Agreement.

5.1.2 In case that all Partners consent to any of the foregoing matters in writing, a resolution may be made without convening a partners’ meeting.

5.2 Convening and holding a partners’ meeting

5.2.1 The partners’ meeting is a deliberative procedure of Partners, and is convened and presided over by the Executive Partner.

5.2.2 As proposed by the GP or the LPs that aggregately hold more than 30% of the paid-in capital contributions of all Partners, the Executive Partner shall convene a partners’ meeting. The Executive Partner shall notify all Partners in writing ten business days before the meeting is held, but all Partners may waive the right of the advance notice in writing.

5.2.3 By issuing a written authorization, a Partner may delegate another Partner to attend the meeting and vote. The written authorization shall clearly specify the voting content.

5.2.4 The partners’ meeting is held on site, by teleconference or video conference, or in other forms that enable obtaining of real-time meeting information. The Executive Partner shall keep minutes of the meeting, and develop the resolutions of the meeting into a written document. The Partners present at the meeting or their authorized representatives shall sign the meeting minutes. The Partners or their authorized representatives who vote in favor of the resolutions of the meeting shall sign and seal the resolution documents. The Executive Partner shall send in time the meeting minutes and written resolution documents to the Partners who attend the meeting off site, and such Partners shall sign and seal the received written documents sent by the Executive Partner and return the documents to the Executive Partner within a specified number of days after receiving the documents.

5.2.5 A Partner shall appoint its legal representative/Executive Partner delegated representative to attend the meeting. If the legal representative/Executive Partner delegated representative is unable to attend the meeting for any reason, the Partner may delegate an authorized representative in writing to attend the meeting, and shall submit to the GP the original power of attorney stamped with the corporate seal of the Partner and signed by the legal representative/Executive Partner delegated representative. The power of attorney shall set out at least the name and the ID card number of the authorized representative, the powers and authorities conferred, the voting opinion on the matters to be deliberated on the meeting, and the term of the authorization.

5.3 Voting

5.3.1 Each Partner shall exercise voting rights in accordance with its paid-in capital contribution percentage, but a Partner who has forfeited voting rights for breach of contract shall not participate in voting.

5.3.2 A resolution of the partners’ meeting is not passed unless approved by the Partners representing two-thirds or more of the voting rights, except for the matters that are subject to a unanimous consent of all Partners as expressly required by the laws and administrative regulations.

6. Manager and Management Fee

6.1 All Partners unanimously agree that the Partnership Enterprise entrusts the Executive Partner, that is, China Fortune-Tech Capital Co., Ltd., as manager of the Partnership Enterprise, and that the Manager is responsible for the daily operation and management of the Partnership Enterprise.

6.2 The Parties agree that the Partnership Enterprise will pay the Manager a management fee in consideration of the management and other services provided by the Manager for the Partnership Enterprise. The management fee is 2% of the billing baseline (see Section 6.3 below) per year, and shall be borne by all Partners. In case that the billing period of the management fee is less than one year, the management fee shall be calculated at a ratio of the actual number of days in the billing period to 365 days counted as a year.

6.3 The management fee shall be paid first before any other expenses and costs. The billing period of the management fee shall start from the Closing Date. The management fee is received in two tranches. The first tranche of management fee uses 12 months as a billing period (starting from the Closing Date) and shall be paid to the Manager within seven (7) business days after the Closing Date. The billing baseline of the first tranche of management fee is the amount of capital contributions subscribed by the Partner to the Partnership Enterprise. The billing period of the second tranche of management fee starts from the day following the expiry of the billing period of the first tranche of management fee, and ends at the date on which all Partners have divested of the Investment Project. The second tranche of management fee shall be paid to the Manager within seven (7) business days after the divestment of the Investment Project (if the Partners are divested of the Investment Project at multiple attempts, the second tranche of management fee shall be calculated and paid to the Manager at each of the attempts). The billing baseline of the second tranche of management fee is the Partners’ investment principal that is not divested in the Investment Project. The initial baseline of the investment principal is the total amount of subscribed capital contributions used by the Partnership Enterprise to actually participate in the Investment Project. Initially the investment principal shall be apportioned among the Partners in proportion to each Partner’s paid-in capital contribution to the Partnership Enterprise. Subsequently the investment principal apportioned to each Partner shall be adjusted in accordance with the actual divestment status of the Partner in the Investment Project.

6.4 In case that all Partners unanimously agree to extend the partnership duration of the Partnership Enterprise, the Parties shall otherwise negotiate the payment of the management fee.

7. Escrow

7.1 Escrow agent

7.1.1 The Partnership Enterprise shall entrust a qualified private fund escrow agent (“Escrow Agent”) to provide custody for all the cash in the account of the Partnership Enterprise to ensure the safety of the cash property of the Partnership Enterprise. The Parties agree that the election and replacement of the Escrow Agent of the Partnership Enterprise shall be subject to decision of the GP.

7.1.2 Any cash disbursement from the Partnership Enterprise shall comply with the procedures specified in the Escrow Agreement signed with the Escrow Agent.

7.2 Custodian fee

7.2.1 The custodian fee shall be calculated and paid in the manners specified in the Escrow Agreement signed between the Partnership Enterprise and the Escrow Agent.

8. Expenses of the Partnership Enterprise

8.1 Expenses of the Partnership Enterprise

8.1.1 Principles of accruing the expenses of the Partnership Enterprise

The expenses incurred by the Partnership Enterprise shall be accrued to and paid by the Partnership Enterprise in the amount actually occurring from the date of establishment of the Partnership Enterprise. The expenses of the Partnership Enterprise to be borne by the Partnership Enterprise shall be apportioned among all Partners in proportion to the amount of capital contribution subscribed by each Partner (except for the management fee that will be charged according to other provisions of this Agreement), and shall be paid by using the assets of the Partnership Enterprise.

8.1.2 The expenses that the Partnership Enterprise bears include the following expenses related to the establishment, operation, termination, dissolution, and liquidation of the Partnership Enterprise:

(1) management fees that the Partnership Enterprise pays to the Manager;

(2) custodian fees that the Partnership Enterprise pays to the Escrow Agent;

(3) securities trading settlement expenses of the Partnership Enterprise, commissions for securities trading (including stock placement), and account expenses;

(4) expenses of litigation, arbitration, or other judicial or administrative proceedings initiated by or against the Partnership Enterprise, or against the Investment Project of the Partnership Enterprise; the attorneys’ fees, the court charges for hearing a case, litigation fees, arbitration fees, and property preservation fees that relate to the litigation, arbitration or proceedings; and the expenses incurred in the exercise of any rights arising therefrom;

(5) bank remittance fees, account maintenance fees, charges for a request for confirmation of balances, and other fees charged by the bank on the Partnership Enterprise;

(6) taxes and other expenses charged by the government departments on the Partnership Enterprise, or on the proceeds or assets of the Partnership Enterprise, or on the transaction or operation of the Partnership Enterprise; and

(7) liquidation expenses of the Partnership Enterprise;

(8) other expenses to be duly borne by the Partnership Enterprise as specified in the Partnership Agreement.

8.1.3 The following expenses incurred by the Partnership Enterprise, which are necessary costs of the professional services provided by the Fund Manager to implement the investment management business of the Partnership Enterprise and the entrusted partnership affairs, have been included in the management fees charged by the Fund Manager, and therefore, are borne by the Fund Manager and not payable from the assets of the Partnership Enterprise:

(1) general and necessary personnel expenses of the Executive Partner or the Manager, including salaries, bonuses, and perks;

(2) expenses incurred by the Executive Partner or the Manager for administrative management, office premises, and facilities;

(3) travel expenses, and daily expenses and expenditures related to the operations of the Executive Partner or the Manager; and

(4) other expenses and expenditures incurred in the daily operations of the Executive Partner or the Manager.

9. Entry into and Withdrawal from Partnership Enterprise, Transfer of Partnership Interests, and Transformation of Identity

9.1 Partners’ entry into the Partnership Enterprise

9.1.1 Entry of a new Partner into the Partnership Enterprise is subject to consent of the GP, and the new Partner shall sign a written partnership admission agreement to undertake and agree to be bound by and perform all provisions of this Agreement. When entering into the partnership admission agreement, the GP shall truthfully inform the new Partner of the business status and financial status of the original Partnership Enterprise. The new Partner has the same rights and assumes the same responsibility as the original Partner. A newly admitted GP shall assume unlimited joint and several liability for the debts of the limited partnership enterprise existent before the admission; and a newly admitted LP shall, to the extent of the capital contribution subscribed by it, assume limited liability for the debts of the limited partnership enterprise existent before the admission.

9.2 Withdrawal of an LP

9.2.1 During the duration of the Partnership Enterprise, no LP may request withdrawal from partnership or earlier recouping of investment principal without consent of the GP.

9.2.2  An LP shall be deemed to have withdrawn naturally from partnership in any of the following circumstances during the duration of the Partnership Enterprise:

(1) The legal person or other organization serving as an LP has its business license revoked according to law, or is ordered to be closed down or revoked or is declared bankrupt, and the rights transferee of the LP is unwilling to take over the identity of the LP in the Partnership Enterprise;

(2) The LP forfeits the qualifications required by laws or this Partnership Agreement;

(3) All participating shares held by the LP in the Partnership Enterprise are compulsorily executed by a court; and

(4) Other circumstances in which the LP is deemed to have withdrawn naturally from partnership in accordance with the laws or this Agreement.

In case of withdrawing naturally from partnership, the date on which the cause of withdrawal actually occurs is the effective date of the withdrawal. In case that an LP withdraws naturally from partnership according to the foregoing provisions, the Partnership Enterprise shall not be thereby dissolved.

9.2.3 The Executive Partner has the right to remove an LP in case that the LP falls in any of the following circumstances in the duration of the Partnership Enterprise:

(1) The LP fails to pay the due amount of capital contribution to the Partnership Enterprise within the time limit of payment specified in this Agreement; and

(2) The LP causes gross losses to the Partnership Enterprise out of a willful misconduct or gross negligence.

9.2.4 In case that an LP withdraws from partnership, other Partners shall settle up with the withdrawing LP in accordance with the assets status of the Partnership Enterprise existent at the time of withdrawal, and return the participating shares of the withdrawing LP. The specific return plan shall be prepared by the Executive Partner, and deliberated and approved at a partners’ meeting.

9.2.5 In case that an LP is removed from partnership, the Partnership Enterprise has the right to deduct an amount from the participating shares refundable to the removed LP to offset the losses caused by the removed LP to the Partnership Enterprise and/or other Partners.

9.2.6 The removed LP shall, to the extent of the assets recovered from the Partnership Enterprise at the time of removal, be liable for the debts of the Partnership Enterprise caused by the reasons existent before the removal.

9.2.7 In case of termination of a legal person or other organization serving as an LP, its successor or rights transferee may obtain the qualifications of the LP in the Partnership Enterprise according to law.

9.3 Removal of the GP

9.3.1 In case that the Partnership Enterprise is materially damaged by wilful misconduct or gross negligence of the GP, the Partnership Enterprise may remove the GP in accordance with this Section 9.3, and the GP shall be liable for the damage caused by its intentional misconduct or gross negligence.

9.3.2 The following procedures shall be performed in removing the GP:

(1) The Partnership Enterprise may remove the GP in accordance with this Section 9.3; and

(2) The partners’ meeting makes a written resolution on the removal of the GP and the admission of a new GP, subject to the unanimous written consent of all LPs.

9.3.3 In case that the partners’ meeting fails to make a resolution on the admission of a new GP while making a resolution on the removal of the existing GP, the Partnership Enterprise will enter a liquidation procedure.

9.4 Withdrawal of the GP

9.4.1 The GP shall be deemed to have withdrawn naturally from partnership in any of the following circumstances:

(1) The GP has its business license revoked according to law, or is ordered to be closed down or canceled or declared bankrupt;

(2) The GP forfeits or no longer has the qualifications required by laws;

(3) All participating shares held by the GP in the Partnership Enterprise are compulsorily executed by a court; and

(4) Other circumstances in which the GP is deemed to have withdrawn naturally from partnership in accordance with the laws or this Agreement.

9.4.2 In case of withdrawing naturally from partnership, the date on which the cause of withdrawal actually occurs is the effective date of the withdrawal.

9.4.3 In case that the GP withdraws naturally from partnership according to the foregoing provisions, the Partnership Enterprise shall enter a liquidation procedure unless the Partnership Enterprise immediately accepts a new GP or unless the Partnership Enterprise still has another GP.

9.4.4 The GP shall not withdraw from partnership in the duration of existence of Partnership Enterprise unless one of the circumstances set out in Section 9.4.1 hereof occurs.

9.4.5 In case that the GP withdraws from partnership, other Partners shall settle up with the GP in accordance with the assets status of the Partnership Enterprise existent at the time of withdrawal, and return the participating shares of the GP. The specific return plan shall be prepared by the Executive Partner, and deliberated and approved at a partners’ meeting.

9.4.6 The withdrawing GP shall assume unlimited joint and several liability for the debts of the Partnership Enterprise caused by the reasons existent before its withdrawal.

9.5 Identity transformation

9.5.1 Unless otherwise expressly required by laws or this Agreement, no LP may be transformed into a GP, and no GP may be transformed into an LP. An LP who changes to a GP shall assume unlimited joint and several liability for the debts incurred by the Partnership Enterprise during the period in which it serves as an LP. If a GP changes to an LP, it shall assume unlimited joint and several liability for the debts incurred by the Partnership Enterprise during the period in which it serves as a GP.

9.6 Transfer of the interests of an LP

9.6.1 Without consent of the GP, no LP may transfer all or part of its participating shares in the Limited Partnership Enterprise.

9.6.2 In case that an LP transfers its participating shares in the limited partnership enterprise to a person other than the Partners with the consent of the GP, the other Partners have the right of first refusal under the same conditions except for transfer to an affiliate of the LP.

9.7 Transfer of the interests of the GP

9.7.1 Unless the transferee undertakes to assume all the responsibilities and obligations of the original GP, the GP shall not transfer all or part of rights and interests with respect to its participating shares in the Partnership Enterprise to a third party. The transfer is subject to a unanimous consent of all LPs.

10. Investment

10.1 Investment scope

10.1.1 The Partnership Enterprise sets up a special fund, and will invest specifically in a single strategic placement project to be listed on the SSE STAR Market (“Investment Project”) that is specified by the GP. The specific amount to be invested by the Partnership Enterprise in the Investment Project is limited to the cash balance available when the investment amount of the Partnership Enterprise is payable to the Investment Project, and shall be subject to the available investment quota apportioned to the Partnership Enterprise from the Investment Project, laws and regulations, and the relevant subscription money adjustment mechanism specified in the strategic placement agreement. The investment amount apportioned to the GP and each LP in the Investment Project is a percentage of the actual amount invested by the Partnership Enterprise to the Investment Project, and the percentage is equal to a ratio of the paid-in capital contribution of the GP or each LP in the Partnership Enterprise to the total paid-in capital contributions of the Partnership Enterprise.

10.1.2 Without the unanimous consent of all Partners, the Partnership Enterprise shall not make other investments beyond the scope specified in Section 10.1.1 hereof. The uncommitted capital of the Partnership Enterprise may be invested in low-risk wealth management products of commercial banks, monetary funds, cash, and bank deposits (including term deposits, contract deposit, and other bank deposits).

10.1.3 The Partnership Enterprise shall not use financial leverage or provide a guarantee for a third party.

11. Income Distribution and Loss Sharing

11.1 Income distribution

11.1.1 The Partnership Enterprise shall distribute distributable investment income after part or all of the Investment Project has been divested. The distributable investment income refers to the uncommitted capital investment income obtained by the Partnership Enterprise and any monetary income received from the Investment Project net of the costs and taxes borne by the Partnership Enterprise and net of the expenses set out in Section 8.1.1 hereof.

11.1.2 Unless otherwise specially agreed between all Partners, the distributable investment income is distributed among the Partners in proportion to the paid-in capital contribution of each Partner to the Partnership Enterprise.

11.1.3 Unless otherwise specified in this Agreement, all default fines, late fees, and damages received by the Partnership Enterprise, and other moneys that are not the distributable income of the Investment Project shall be distributed among the relevant Partners in proportion to all the paid-in capital contributions of each Partner to the Partnership Enterprise.

11.2 Non-cash distribution

11.2.1 Before the liquidation of the Partnership Enterprise or before occurrence of the circumstances of terminating the Partnership Enterprise as agreed between the Partners, the GP shall use its best reasonable efforts to realize the investment of the Partnership Enterprise and avoid non-cash distribution. However, if the GP determines at its discretion that non-cash distribution is in better interests of all Partners, the non-cash distribution may apply in compliance with the laws, regulations, and other regulatory documents, subject to a unanimous consent of all Partners.

11.2.2 Unless otherwise unanimously agreed by all Partners, the non-cash assets allocated during the non-cash distribution of the Partnership Enterprise shall be limited to the shares held by the Partnership Enterprise due to the implementation the Investment Project specified in Section 10.1.1 hereof.

11.2.3 The non-cash distribution made by the Partnership Enterprise to the Partners in accordance with this Section 11.2 shall be deemed a cash distribution made in accordance with Section 11.1 hereof.

11.2.4 When the Partnership Enterprise carries out a non-cash distribution, the Executive Partner shall assist each Partner to go through the transfer registration procedures for the distributed assets, and in accordance with relevant laws and regulations, to perform the information disclosure obligations involved in receiving the assets.

11.3 Sharing of losses and debts

11.3.1 The losses of the Partnership Enterprise shall be borne by all Partners in proportion to the then-current paid-in capital contribution of each Partner to the Partnership Enterprise;

11.3.2 In case that the assets of the Partnership Enterprise are not enough for paying off the debts of the Partnership Enterprise, the GP shall bear joint and several liability for the debts of the Partnership Enterprise, and each LP shall bear liability for the debts of the Partnership Enterprise to the extent of its subscribed capital contribution.

12. Taxes

12.1 Income tax

12.1.1 According to the Partnership Enterprise Law and the tax-related laws and regulations, the limited partnership enterprise is not a taxpayer of income tax. According to the Notice of the Ministry of Finance and the State Administration of Taxation on the Income Tax Issues of Partners of Partnership Enterprise (Caishui [2008] No. 159), each Partner of the Partnership Enterprise is a taxpayer. The operation incomes and other proceeds of the Partnership Enterprises shall be “distributed before taxation”. That is, a taxable amount of the operation incomes and other proceeds of the Partnership Enterprise is determined for each Partner first in the distribution manner specified herein, and then a tax amount is calculated for each Partner at a tax rate applicable to the Partner. The operation incomes and other proceeds of the Partnership Enterprises include the incomes distributed by the Partnership Enterprise to all Partners and retained earnings (profits) of the Partnership Enterprise for the year. Regardless of whether the Partnership Enterprise distributes incomes, each Partner incurs a tax obligation of income tax as soon as the Partnership Enterprise obtains operation incomes or other proceeds.

12.1.2 According to the relevant laws and regulations, the Partner who is a legal person or another organization shall declare and pay its due income tax by itself in accordance with the tax regulations applicable to it.

13. Financial Accounting System

13.1 Fiscal year

13.1.1 The fiscal year of the Partnership Enterprise is from January 1 to December 31 of each year, but the first fiscal year begins at the date of incorporating the Partnership Enterprise and ends at December 31 of the year of incorporation.

13.2 Accounting statement audit and financial reports

13.2.1 The Fund Manager shall maintain in the statutory period the accounting books that comply with the relevant laws and reflect the transaction items of the Partnership Enterprise, and prepare accounting statements.

13.2.2 The Partnership Enterprise shall procure an audit firm to audit the financial statements of the Partnership Enterprise after the end of each fiscal year, and submit audit reports to each LP within four months after the end of each fiscal year.

14. Information Disclosure

14.1 Regular information disclosure

14.1.1 Disclosure of semi-annual reports

In the partnership duration of the Partnership Enterprise, the Fund Manager shall disclose a semi-annual report of the Partnership Enterprise to all Partners before September 30 of each year in accordance with the then-effective laws and regulations.

14.1.2 Disclosure of annual reports

During operation of the Partnership Enterprise, the Fund Manager shall disclose an annual report of the Partnership Enterprise to all Partners within six months after the end of each year in accordance with the then-effective laws and regulations.

15. Termination, Dissolution, and Liquidation

15.1 The Partnership Enterprise shall be terminated and liquidated in any of the following circumstances:

(1) The partnership duration of the Partnership Enterprise expires and is not extended;

(2) All Partners decide to dissolve the Partnership Enterprise with a unanimous consent;

(3) The number of Partners has been less than a quorum for thirty (30) days;

(4) The Partnership Enterprise has its business license revoked, or is ordered to close down or canceled;

(5) The Fund Manager is dissolved, canceled or declared bankrupt according to law; and

(8) Other circumstances specified by laws and regulations.

15.2 Liquidation

15.2.1 Liquidation team

The liquidation team of the Partnership Enterprise is organized and founded by the Fund Manager. Members of the liquidation team are appointed by the Fund Manager, and necessary staff may also be recruited for the liquidation team. The liquidation team is responsible for the custody, clean-up, valuation, realization, and distribution of the liquidated assets and other related matters, and may also carry out necessary civil activities according to law.

The Fund Manager is responsible for:

(1) initiating a liquidation procedure, and organizing a liquidation team;

(2) cleaning up the assets of the Partnership Enterprise;

(3) issuing monetary transfer instructions to make payments in the liquidation period except for the fees automatically deducted and charged by stock exchanges, banks, and the like;

(4) handling unfinished liquidation-related matters of the Partnership Enterprise;

(5) performing accounting during the liquidation period;

(6) preparing a liquidation report;

(7) disposing of the assets of the Partnership Enterprise that remain after discharge of debts; and

(8) raising a request for cancellation of accounts related to the assets of the Fund, such as securities accounts, futures accounts, escrow accounts, and other accounts related to the assets of the Fund (if any);

(9) submitting a fund assets liquidation report to the AMAC for the record;

(10) performing other duties related to the Fund Manager’s obligations; and

(11) participating in litigation or arbitration activities on behalf of the Partnership Enterprise.

15.3 Order of priority in liquidation

15.3.1 In liquidation of the Partnership Enterprise, the assets of the Partnership Enterprise shall be used for liquidation and distribution in the following order:

(1) paying liquidation fees;

(2) paying employee salaries, social insurance premiums, and statutory compensations;

(3) paying taxes payable;

(4) paying the custodian fees and the Fund management fees;

(5) paying off the debts of the Partnership Enterprise; and

(6) distributing the remaining assets among all Partners in accordance with the income distribution principles and procedures specified in this Agreement.

Items (1) to (4) above shall be settled in cash. If cash is not enough for such settlement, more other assets shall be realized to fill the deficiency. The settlement method for item (5) above shall be negotiated with the creditor.

15.3.2 If the assets of the Partnership Enterprise is deficient to settle the debts of the Partnership Enterprise, the GP shall assume joint and several liability for paying the creditors, provided, however, that the joint and several liability is subject to the following restrictions:

(1) The GP shall not be required to refund the principal or expected earnings of any LP, and shall not promise safety of investment principal or a back stop of the return on investment for the LPs. The recouping of all investment principal and return on investment shall originate from the available assets of the Partnership Enterprise;

(2) The GP shall not be liable for any losses caused by acts or omission of the GP to the Partnership Enterprise or any LP, except for the losses arising from willful misconduct or gross negligence of the GP.

16. Governing Law and Dispute Settlement

16.1 Governing law

The signing, modification, interpretation, and performance of this Agreement shall be governed by the laws of the People’s Republic of China (for the purpose of this Agreement only, excluding Hong Kong SAR, Macao SAR, and Taiwan region).

16.2 Dispute settlement

The Parties agree that any dispute arising from or in connection with this Agreement shall preferably be settled through friendly negotiation between the Parties. If the negotiation fails, any of the Parties has the right to lodge the dispute to Shanghai International Economic and Trade Arbitration Commission (that is, Shanghai International Arbitration Center) for arbitration in Shanghai in accordance with the then-effective arbitration rules of this Arbitration Center. The arbitral award is final and binding upon all Parties concerned. The arbitration fee shall be borne by the losing Party. The losing Party shall compensate the prevailing party for expenses such as attorneys’ fees.

16.3 Continued performance

During the arbitration, this Agreement shall continue to be performed in accordance with the provisions other than those relating to the underway arbitration or directly or substantively affected by the arbitration.

17. Backup of the Participating Shares Information

17.1 All Partners agree that the Fund Manager will handle the backup of the registration data of the participating shares of the Fund (for all Partners) in accordance with the provisions of the AMAC.

18. Submission of Disclosed Information

18.1 All Partners agree that the Fund Manager will back up and submit the disclosed information of the Fund in accordance with relevant laws and regulations and the provisions of the AMAC.

19. Confidentiality

19.1 Confidentiality obligations

19.1.1 Each Party to this Agreement shall be obliged to keep confidentiality of the trade secrets of other Parties that are obtained in the process of negotiating, signing and performing this Agreement. All relevant documents of the Partnership Enterprise, including but not limited to the agreement signed between the Partnership Enterprise and a third party, the project investment plan and financial accounting reports of the Partnership Enterprise, are confidential information of the Partnership Enterprise. Without the prior written consent of other Parties, no Party may use any confidential information or disclose any confidential information to any third party for its own business purposes or other purposes.

19.1.2 The confidentiality obligations are not applicable to:

(1) information disclosed by a Party to its related parties or professional consultants for the purpose of this Agreement;

(2) information known to the public that is developed independently by a Party or obtained from a third party entitled to disclose the information; and

(3) information disclosed in accordance with laws, regulations or securities regulatory requirements.

20. Force Majeure

20.1 Force majeure

20.1.1 “Force Majeure” refers to all unforeseeable, unavoidable, or insurmountable events beyond the control of a Party hereto, where the events make the Party unable to perform all or part of this Agreement. The events include, but are not limited to, earthquakes, typhoons, floods, fires, wars, strikes, riots, government actions, changes in legal provisions or the applicability of the legal provisions, and any other unforeseeable, unavoidable or uncontrollable events.

For the purpose of this Agreement, the Parties agree that the new coronavirus epidemic is not a force majeure event under this Agreement considering that the new coronavirus epidemic has already occurred at the time of signing this Agreement and will continue to exist.

20.1.2 If a force majeure event makes a Party unable to perform all or part of its obligations under this Agreement, the performance of the obligations shall be suspended during the duration of the force majeure event. The affected Party shall notify other Parties in any quick manner within three business days after the occurrence date of the force majeure event, and provide the other Parties with a written report within fifteen business days to clarify the force majeure event and the impact on the Party’s performance of its obligations under this Agreement.

20.1.3 The Parties shall negotiate on the reduction or mitigation of the impact of the force majeure event within ten business days after service of the written report of the force majeure event specified in Section 20.1.2. Subject to a consensus reached through negotiation, performance of all or part of this Agreement may be postponed, or this Agreement may be terminated.

20.1.4 If the Parties, through negotiation, decide to postpone the performance of this Agreement or part of provisions hereof, the postponement of performance shall end when the impact of the force majeure event vanishes. After the impact of the force majeure event vanishes, the affected Party shall use its best efforts to resume the performance of its obligations under this Agreement.

20.1.5 The affected Party is not held liable to other Parties for breach of contract or damage if, as confirmed unanimously by other Parties, the affected Party is unable to perform its obligations under this Agreement due to the force majeure event, provided that the affected Party has performed the notification obligation specified in Section 20.1.2 hereof and has taken necessary and appropriate measures to reduce or mitigate the effects of the force majeure event. However, if a force majeure event occurs after the breaching Party postpones performance of its obligations under this Agreement, the breaching Party has no right to disclaim any liability on the pretext of the force majeure event.

21. Notices

21.1 Postal addresses

Any notice, requirement or information under this Agreement shall be communicated in writing, and shall be deemed as having been served upon being delivered or sent to the following postal addresses:

(1) Postal address of the GP:
Addressee: [***]
Tel.: [***]
Address: Suite 2F-B, Building 8, No. 27, Xinjinqiao Road, Pudong New District, Shanghai
Email: [***]

(2) Postal address of Shanghai Sinyang Semiconductor Materials Co., Ltd as an LP:
Addressee: [***]
Tel.: [***]
Address: 3600 Sixian Road, Songjiang District, Shanghai
Email: [***]

(3) Postal address of Advanced Micro-Fabrication Equipment Inc. China as an LP:
Addressee: [***]
Tel.: [***]
Address: 188 Taihua Road, Jinqiao Export Processing Area (South Area), Pudong New District, Shanghai
Email: [***]

(4) Postal address of Zing Semiconductor Corporation as an LP:
Addressee: [***]
Tel.: [***]
Address: 4/F, Building 5, No. 865, Changning Road, Shanghai
Email: [***]

(5) Postal address of Montage-Tech Investment Co., Ltd. as an LP:
Addressee: [***]
Tel.: [***]
Address: 6/F, Block A, 900 Yishan Road, Xuhui District, Shanghai
Email: [***]

(6) Postal address of Tianjin Zhonghuan Semiconductor Co., Ltd., as an LP:
Addressee: [***]
Tel.: [***]
Address: 12 Haitai East Road, Huayuan Industrial Zone (Out the Ring), High-tech Industrial Park, Tianjin
Email: [***]

(7) Postal address of Will Semiconductor Co., Ltd. as an LP:
Addressee: [***]
Tel.: [***]
Address: 7/F, Haowei Science and Technology Park, 88 Shangke Road, Pudong New District, Shanghai
Email: [***]

(8) Postal address of Shenzhen Goodix Technology Co., Ltd. as an LP:
Addressee: [***]
Tel.: [***]
Address: 8/F, Block D, Building 4, Software Industry Base, Nanshan District, Shenzhen
Email: [***]

(9) Postal address of Giantec Semiconductor Corporation as an LP:
Addressee: [***]
Tel.: [***]
Address: No. 12, Lane 647, Songtao Road, Zhangjiang Hi-Tech Park, Pudong New District, Shanghai
Email: [***]

(10) Postal address of Anji Microelectronics Technology (Shanghai) Co., Ltd. as an LP:
Addressee: [***]
Tel.: [***]12
Address: 1-3/F, Block E, 258 Chenhui Road, Pudong New District, Shanghai
Email: [***]

(11) Postal address of Allwinner Technology Co., Ltd. as an LP:
Addressee: [***]
Tel.: [***]
Address: No. 9, Technology Road 2, Tangjiawan Town, Hi-Tech Zone, Zhuhai
Email: [***]

(12) Postal address of ACM Research (Shanghai), Inc. as an LP:
Addressee: [***]
Tel.: [***]
Address: Building 4, No. 1690, Cailun Road, Zhangjiang Hi-Tech Park, Shanghai
Email: [***]

(13) Postal address of Shanghai Laimu Electronic Limited by Share Ltd as an LP:
Addressee: [***]
Tel.: [***]
Address: No. 88, Lane 651, Dongxue Road, Dongjing Town, Songjiang District, Shanghai
Email: [***](14) Postal address of PNC Process Systems Co., Ltd. as an LP:

Addressee: [***]
Tel.: [***]
Address: 170 Zihai Road, Minxing District, Shanghai
Email: [***]

(15) Postal address of Konfoong Materials International Co., Ltd as an LP:
Addressee: [***]
Tel.: [***]
Address: 198 Anshan Road, Mingbang Science and Technology Park, Yuyao Economic Development Zone, Zhejiang Province
Email: [***]

Any Partner may change its postal address by sending a prior written notice to the GP and the Fund Manager at any time.

21.2 Unless a notice is received earlier as supported by evidence, the notice shall be deemed having been served:

(1) upon delivery to the postal address specified in Section 21.1 in case that the notice is delivered in person;

(2) at the end of five business days after the notice is delivered by registered mail or express courier; or

(3) upon sending an email of the notice in case that the notice is delivered by email.

22. Miscellaneous

22.1 The content contained in this Partnership Agreement is the true expression of all Partners. The signing of this Agreement will supersede any previous agreement, offer, undertaking or memorandum regarding the Partnership Enterprise. In any case that the content of this Partnership Agreement conflicts with the content of other agreements or documents signed between the Partners, this Partnership Agreement shall prevail, and this Partnership Agreement shall be the prevailing document to be filed with the AMAC for the record.

22.2 The Parties further agree that for the purpose of registration procedures, the Parties agree to sign a separate partnership agreement (“Shortform Partnership Agreement”) in accordance with the content and form specified in Appendix II hereto. In case that there is any discrepancy between the Shortform Partnership Agreement and this Agreement, or any matter is not stipulated in the Shortform Partnership Agreement but is stipulated in this Agreement, this Agreement shall prevail.

22.3 If any provision of this Agreement is found to be invalid, or such provision is deemed invalid when being applied to a specific person or circumstance, other provisions shall remain valid, and the aforesaid provision shall remain valid when being applied to other persons or circumstances. If a provision in this Agreement is inconsistent with an effective mandatory provision of laws and administrative regulations, the effective mandatory provision of laws and administrative regulations shall prevail.

22.4 The GP has the right to independently decide to modify or supplement the terms and conditions of this Agreement with respect to the matters that are subject to independent decision of the GP as specified in this Agreement, and to make modifications or supplements to this Agreement that do not substantively impair existing benefits of the LPs. Unless otherwise expressly specified herein, a modification to any other content of this Agreement shall be subject to a consent granted at a partners’ meeting in accordance with this Agreement.

22.5 For the matters not covered in this Agreement, all Partners shall enter into a supplementary agreement through negotiation. The supplementary agreement shall prevail in case of any discrepancy with this Agreement.

22.6 The headings of the sections in this Agreement are for reference only, and shall not constitute any definition, limitation on or broadening of this Agreement or the provisions hereof and not affect the determination of the contents of this Agreement.

22.7 The appendices to this Agreement are an integral part of this Agreement and have the same legal effect as this Agreement.

22.8 This Agreement shall come into effect as of the date of signing by all Partners of the Partnership Enterprise. This Agreement is made in 21 counterparts. Each Partner holds one counterpart, the Fund Manager holds one counterpart, and the Escrow Agent holds one counterpart. All counterparts have the same legal effect.

(The remainder of this page is intentionally left blank)

Appendix I: Partners Information

Name of Partner	Domicile or place of business	Unified social credit code	Subscribed capital contribution (RMB)	Legal representative	Partner type	Form of liability
China Fortune-Tech Capital Co., Ltd.	Suite 337, Building 1, No. 738, Guangji Road, Hongkou District, Shanghai	[***]	5 million	[***]	GP	Unlimited liability
Shanghai Sinyang Semiconductor Materials Co., Ltd	3600 Sixian Road, Songjiang District, Shanghai	[***]	300 million	[***]	LP	Limited liability
Advanced Micro-Fabrication Equipment Inc. China	188 Taihua Road, Jinqiao Export Processing Area (South Area), Pudong New District, Shanghai	[***]	300 million	[***]	LP	Limited liability
Zing Semiconductor Corporation	Buildings 1-4 and 6-19, No. 1000, Yunshui Road, Lin-gang Special Area, China (Shanghai) Pilot Free Trade Zone	[***]	200 million	[***]	LP	Limited liability
Montage-Tech Investment Co., Ltd.	Suite A7-1, Building 1, No. 900, Yishan Road, Xuhui District, Shanghai	[***]	200 million	[***]	LP	Limited liability
Tianjin Zhonghuan Semiconductor Co., Ltd	12 Haitai East Road, Huayuan Industrial Zone (Out the Ring), High-tech Industrial Park, Tianjin	[***]	200 million	[***]	LP	Limited liability
Will Semiconductor Co., Ltd.	7/F, Block C, Building 1, No. 3000, Longdong Avenue, China (Shanghai) Pilot Free Trade Zone	[***]	200 million	[***]	LP	Limited liability
Shenzhen Goodix Technology Co., Ltd.	13/F, Block B, Tengfei Industrial Building, Bonded Area, Futian District, Shenzhen	[***]	200 million	[***]	LP	Limited liability
Giantec Semiconductor Corporation	No. 12, Lane 647, Songtao Road, China (Shanghai) Pilot Free Trade Zone	[***]	100 million	[***]	LP	Limited liability

Name of Partner	Domicile or place of business	Unified social credit code	Subscribed capital contribution (RMB)	Legal representative	Partner type	Form of liability
Anji Microelectronics Technology (Shanghai) Co., Ltd.	Ground Floor, Building T6-9, Jinqiao Export Processing Area (South Area), 5001 Huadong Road, Pudong New District, Shanghai	[***]	100 million	[***]	LP	Limited liability
Allwinner Technology Co., Ltd.	No. 9, Technology Road 2, Tangjiawan Town, Hi-Tech Zone, Zhuhai	[***]	100 million	[***]	LP	Limited liability
ACM Research (Shanghai), Inc.	Building 4, No. 1690, Cailun Road, China (Shanghai) Pilot Free Trade Zone	[***]	100 million	HUI WANG	LP	Limited liability
Shanghai Laimu Electronic Limited by Share Ltd	7319 Zhongchun Road, Minxing District, Shanghai	[***]	100 million	[***]	LP	Limited liability
PNC Process Systems Co., Ltd.	170 Zihai Road, Minxing District, Shanghai	[***]	100 million	[***]	LP	Limited liability
Konfoong Materials International Co., Ltd	Anshan Road, Mingbang Science and Technology Park, Yuyao Economic Development Zone, Zhejiang Province	[***]	100 million	[***]	LP	Limited liability

(This is a signature page for the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

GP:
China Fortune-Tech Capital Co., Ltd. (seal)
/s/ China Fortune-Tech Capital Co., Ltd.

Legal representative (signature): [***]
Name of legal representative: [***]

(This is a signature page for the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

LP:
Shanghai Sinyang Semiconductor Materials Co., Ltd (seal)
/s/ Shanghai Sinyang Semiconductor Materials Co., Ltd

Legal representative (signature): [***]
Name of legal representative: [***]

(This is a signature page for the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

LP:
Advanced Micro-Fabrication Equipment Inc. China (seal)
/s/ Advanced Micro-Fabrication Equipment Inc. China

Legal representative (signature): [***]
Name of legal representative: [***]

(This is a signature page for the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

LP:
Zing Semiconductor Corporation (seal)
/s/ Zing Semiconductor Corporation

Legal representative (signature): [***]
Name of legal representative: [***]

(This is a signature page for the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

LP:
Montage-Tech Investment Co., Ltd. (seal)
/s/ Montage-Tech Investment Co., Ltd.

Legal representative (signature): [***]
Name of legal representative: [***]

(This is a signature page for the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

LP:
Tianjin Zhonghuan Semiconductor Co., Ltd. (seal)
/s/ Tianjin Zhonghuan Semiconductor Co., Ltd.

Legal representative (signature): [***]
Name of legal representative: [***]

(This is a signature page for the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

LP:
Will Semiconductor Co., Ltd. (seal)
/s/ Will Semiconductor Co., Ltd.

Legal representative (signature): [***]
Name of legal representative: [***]

(This is a signature page for the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

LP:
Shenzhen Goodix Technology Co., Ltd. (seal)
/s/ Shenzhen Goodix Technology Co., Ltd. (seal)

Legal representative (signature): [***]
Name of legal representative: [***]

(This is a signature page for the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

LP:
Giantec Semiconductor Corporation (seal)
/s/ Giantec Semiconductor Corporation

Legal representative (signature): [***]
Name of legal representative: [***]

(This is a signature page for the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

LP:
Anji Microelectronics Technology (Shanghai) Co., Ltd. (seal)
/s/ Anji Microelectronics Technology (Shanghai) Co., Ltd.

Legal representative (signature): [***]
Name of legal representative: [***]

(This is a signature page for the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

LP:
Allwinner Technology Co., Ltd. (seal)
/s/ Allwinner Technology Co., Ltd.

Legal representative (signature): [***]
Name of legal representative: [***]

(This is a signature page for the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

LP:
ACM Research (Shanghai), Inc. (seal)
/s/ ACM Research (Shanghai), Inc.

Legal representative (signature): /s/ HUI WANG
Name of legal representative: /s/ HUI WANG

(This is a signature page for the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

LP:
Shanghai Laimu Electronic Limited by Share Ltd (seal)
/s/ Shanghai Laimu Electronic Limited by Share Ltd

Legal representative (signature): [***]
Name of legal representative: [***]

(This is a signature page for the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

LP:
PNC Process Systems Co., Ltd. (seal)
/s/ PNC Process Systems Co., Ltd.

Legal representative (signature): [***]
Name of legal representative: [***]

(This is a signature page for the Partnership Agreement of Qingdao Fortune-Tech Xinxing Capital Partnership (L.P.))

LP:
Konfoong Materials International Co., Ltd (seal)
/s/ Konfoong Materials International Co., Ltd

Legal representative (signature): [***]
Name of legal representative: [***]